                                                                   Exhibit 10.61



                            260,000 HIGH TIDES(SM)

                                Radio One, Inc.

                    6 1/2% Convertible Preferred Securities

    Remarketable Term Income Deferrable Equity Securities (HIGH TIDES)(SM)
                 (Liquidation Preference $1,000 per HIGH TIDES)

                                convertible into
                                Common Stock of

                                Radio One, Inc.


                               PURCHASE AGREEMENT
                               ------------------


                                                                   July 10, 2000



Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc
Morgan Stanley & Co. Incorporated
Banc of America Securities LLC
First Union Securities, Inc.
 As Representatives of the Several Purchasers,
   c/o Credit Suisse First Boston Corporation,
     Eleven Madison Avenue,
       New York, N.Y. 10010-3629

Dear Sirs:

          1. Introductory. Radio One, Inc., a Delaware Corporation (the "Company"), proposes, subject to the terms and conditions stated herein, that the Company issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") 260,000 6 1/2% Convertible Preferred Securities Remarketable Term Income Deferrable Equity Securities (HIGH TIDES)(SM)
(the "Firm Securities") and also proposes that the Company issue and sell to the Purchasers, at the option of the Purchasers, an aggregate of not more than 50,000 additional HIGH TIDES ("Optional Securities") as set forth below. The Firm Securities and the Optional Securities that the Purchasers may elect to purchase pursuant to Section 3 hereof are herein collectively called the "Offered Securities". The Offered Securities will be convertible into shares of Class D common stock, par value $.001 per share, of the Company (the "Company Common Stock"). Holders (including subsequent transferees) of the Offered Securities (or any security into which the Offered Securities are converted) will have the registration rights set forth in the Registration Rights Agreement dated as of the Closing Date (the "Registration Rights Agreement") to be entered into between the Company and the Purchasers. Pursuant to the Registration Rights Agreement, the Company agrees to file with the Securities and Exchange Commission (the "Commission") a shelf registration statement (the "Shelf Registration Statement") pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), to register sales of the Offered Securities, and the shares of Company Common Stock issuable upon conversion thereof (collectively, the "Registrable Securities") following the sale of the Offered Securities contemplated hereby.

               The Company agrees with the Purchasers as follows:

          2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Purchasers that:

          (a) An offering circular relating to the Offered Securities to be offered by the Purchasers shall be prepared by the Company, and delivered to the Purchasers at such place or places as they may direct, at or prior to such time as Credit Suisse First Boston Corporation ("CSFBC") requests. Such offering circular together with any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities, are hereinafter collectively referred to as the "Offering Document". The Offering Document shall not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b). Except as disclosed in the Offering Document, on the date of this Agreement, the Company's Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission (the "Commission") and all subsequent reports (collectively, the "Exchange Act Reports") which have been filed by the Company with the Commission or sent to stockholders pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

          (b) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole ("Material Adverse Effect").

          (c) Each Subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; each Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; except as described in the Offering Document, the capital stock of each Subsidiary owned by the Company, directly or through Subsidiaries, is owned free from liens, encumbrances and defects. For purposes of this agreement, "Subsidiary" means, as applied to any person, any corporation, limited or general partnership, trust, association or other business entity of which an aggregate of at least 50% of the outstanding Voting Shares or an equivalent controlling interest herein, of such person is, at any time, directly or indirectly, owned by such person and/or one or more subsidiaries of such person, including with respect to the Company. For purposes of the definition of "Subsidiary", "Voting Shares," means with respect to any corporation, the capital stock having the general voting power under ordinary circumstances to elect at least a majority of the board of directors (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          (d) The Offered Securities have been duly authorized by the Company and, when the Offered Securities have been delivered and paid for in accordance with this Agreement, on each Closing Date (as defined below), such Offered Securities will have been validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Offering Document; the issuance of the Offered Securities is not subject to preemptive or other similar rights; the Offered Securities will have the rights set forth in a certificate of designations, in a form reasonably acceptable to CSFBC, which shall be validly authorized and approved by the Company and filed with the Secretary of State of the State of Delaware on or before the First Closing Date (as defined below) ("the "Certificate of Designations") and the Offered Securities when issued and delivered against payment therefor as provided herein will be valid and binding obligations of the Company.

          (e) Subject to receipt of the consents, approvals, authorizations and orders described in the last sentence of this paragraph, the consummation of any or all of the transactions described in the Offering Document under the caption "RECENT AND PENDING TRANSACTIONS" (collectively, the "Transactions") will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of, any governmental agency or body (including, but not limited to, any order published or otherwise known to the Company of the Federal Communications Commission ("FCC")) or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary. The agreements (collectively, the "Transaction Agreements") to effectuate the Transactions have been duly authorized, executed and delivered by the Company and its affiliates which are parties thereto and constitute valid and binding agreements of the Company and its affiliates, enforceable against the Company and its affiliates in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law). Except as set forth in the Offering Document, no consent, approval, authorization, or order of, or filing with, any governmental agency or body (including, without limitation, the FCC) or any court or other person was or is required to be obtained or made by the Company for the execution and delivery of the Transaction Agreements and consummation of the transactions contemplated thereby, except such as have been already obtained or may be required under the Communications Act of 1934, as amended, and the rules, regulations and published administrative orders promulgated thereunder (collectively, the "Federal Communications Laws").

          (f) The Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered, will conform in all material respects to the description thereof contained in the Offering Document. The Registration Rights Agreement, when validly executed and delivered by the Company, will constitute a valid and legally binding obligation of the Company and will be enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and except that the enforceability of the rights to indemnity and contribution pursuant to Section 5 thereof may be limited by federal or state securities laws or by principles of public policy.

          (g) The Remarketing Agreement has been duly authorized and when validly executed and delivered by the Company and the Tender Agent, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and it will conform in all material respects to the description thereof in the Offering Document.

          (h) When the Offered Securities are delivered and paid for pursuant to this Agreement on each Closing Date, such Offered Securities will be convertible into the Common Stock of the Company in accordance with their terms and the terms of the Certificate of Designations (the Common Stock into which the Offered Securities are ultimately convertible are referred to herein as the "Underlying Shares"); the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding shares of Company Common Stock and the Underlying Shares will conform to the description thereof contained in the Offering Document; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities, or the Underlying Shares.

          (i) Except as shall be disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with this offering.

          (j) Except as (i) disclosed in the Offering Document, (ii) provided for in this Agreement or the Registration Rights Agreement or (iii) set forth on Schedule B hereto, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Shelf Registration Statement (as defined in the Registration Rights Agreement) or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

          (k) No consent, approval, authorization, or order of, or filing with, any governmental agency or body (including, without limitation, the FCC) or any court is required for the consummation of the transactions contemplated by this Agreement or by the Remarketing Agreement or the Registration Rights Agreement (collectively, the "Company Agreements") in connection with the issuance and sale of the Offered Securities, except for in connection with the Registration Rights Agreement, (i) the filing of the Shelf Registration Statement with the Commission under the Securities Act, (ii) the order of the Commission declaring the Shelf Registration Statement effective and (iii) any actions required by state securities laws.

          (l) The execution, delivery and performance of this Agreement and the Company Agreements by the Company, and the issuance and sale of the Offered Securities by the Company and compliance with the terms and provisions of each of the foregoing by the Company, and the consummation by the Company of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body (including without limitation, any order published or otherwise known to the Company of the FCC) or any court, domestic or foreign, having jurisdiction over the Company, or any Subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company, or any such Subsidiary is a party or by which the Company, or any such Subsidiary is bound or to which any of the properties of the Company, or any such Subsidiary is subject, or the charter, by-laws or other organizational document of the Company, or any such Subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities, as contemplated by this Agreement.

          (m) This Agreement and the Company Agreements have been duly authorized, and this Agreement has been, and the Company Agreements shall be on the Closing Date, executed and delivered by the Company.

          (n) Except as shall be disclosed in the Offering Document, the Company and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as shall be disclosed in the Offering Document, the Company and its Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

          (o) The Company and its Subsidiaries possess adequate certificates, authorities or permits and hold all necessary licenses issued by appropriate governmental agencies or bodies (including, without limitation, licenses issued by the FCC) necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority, permit or license that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in material violation of any material requirement of any Federal Communications Law or any published order of any court or administrative agency or authority relating thereto. The Company and the identified subsidiaries are the holders of the main commercial radio station licenses issued by the FCC listed in Attachment I hereto (the "Current FCC Licenses"), all of which are in full force and effect, for the maximum term customarily issued, with no material conditions, restrictions or qualifications other than as described in the Offering Document or that appear in the ordinary course in the Current FCC Licenses, and such Current FCC Licenses constitute all of the commercial radio station licenses necessary for the Company and the subsidiaries to own their properties and to conduct their businesses in the manner and to the full extent now operated. Upon consummation of the Transactions (i) the Company and the identified subsidiaries will be the holders of the main commercial radio station licenses issued by the FCC listed in Attachment II hereto (the "Prospective FCC Licenses") and (ii) the Company has no reason to believe that all Prospective FCC Licenses will not be in full force and effect, for the maximum term customarily issued, with no material conditions, restrictions or qualifications other than as described in the Offering Document or that appear in the ordinary course in the Prospective FCC Licenses, and such Prospective FCC Licenses constitute all of the material commercial radio station licenses necessary for the Company and the subsidiaries to operate the radio stations relating to the Transactions as described in the Offering Document.

          (p) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

          (q) The Company and its Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          (r) Each of the Company and its Subsidiaries has filed all necessary federal, state, local and foreign income and franchise tax returns that are required to be filed, except where the failure to file such returns would not have a Material Adverse Effect and each of the Company and its Subsidiaries has paid all taxes shown as due thereon, except for any assessment, fine or penalty that is currently being contested in good faith and for which adequate reserves have been provided or as described in the Offering Document.

          (s) Except as shall be disclosed in the Offering Document, neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

          (t) Except as shall be disclosed in the Offering Document, there are no pending actions, suits, proceedings, inquiries or investigations before or brought by any court or governmental agency or body (including, without limitation, the FCC) against or affecting the Company, any of its Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect, would result in the revocation or non-renewal of any of the Current FCC Licenses, or would materially and adversely affect the ability of the Company or its Subsidiaries to perform their respective obligations under, or contemplated by, this Agreement or the Company Agreements, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the knowledge of the Company, contemplated.

          (u) The financial statements that shall be included in the Offering Document shall present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise shall be disclosed in the Offering Document, such financial statements shall have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included in the Offering Document shall provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments shall give appropriate effect to those assumptions, and the pro forma columns therein shall reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

          (v) The statistical and market-related data (other than market-related data and statistical data provided by the Company) included in the Offering Document shall be based on or derived from sources which the Company believes to be reliable and accurate, it being understood, however, that the Company has conducted no independent investigation of the accuracy thereof.

          (w) Each of the Company and its Subsidiaries (i) make and keep accurate books and records and (ii) maintain internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain profitability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

          (x) Except as shall be disclosed in the Offering Document, since the date of the latest audited financial statements that shall be included in the Offering Document there shall have been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, except for the stock dividend effective on June 6, 2000.

          (y) The Company is not an open-end investment company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended (the "Investment Company Act"); and the Company is not and, after giving effect to the offering, the sale of the Offered Securities, and the application of the proceeds thereof as described in the Offering Document, and the consummation of the transactions contemplated by the Company Agreements, will not be an "investment company" as defined in the Investment Company Act.

          (z) No securities of the Company of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

          (aa) The offer and sale of the Offered Securities by the Company to the several Purchasers in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of
Section 4(2) thereof and Rule 144A thereunder.

          (bb) Notwithstanding the public offering by the Company pursuant to a Registration Statement on Form S-1 (File No. 333-30286), neither the Company nor any of its affiliates, nor any person acting on behalf of any of the foregoing (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

          (cc) The Company is subject to Section 13 or 15(d) of the Exchange
Act.

          3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees that the Company shall sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of $1,000 per Offered Security plus accrued dividends from July 14, 2000 to the First Closing Date (as hereinafter defined), the respective number of shares of Firm Securities set forth opposite the names of the several Purchasers in Schedule A hereto.

          The Company will deliver against payment of the purchase price the Firm Securities in the form of one or more permanent global securities in definitive form (the "Firm Global Securities") deposited with The Depository Trust Company ("DTC") or its custodian and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global securities will be held only in book-entry form through DTC, except in the limited circumstances that shall be described in the Offering Document. Payment for the Firm Securities shall be made by the Purchasers in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of Radio One, Inc. at the office of CSFBC at 10:00 A.M. (New York time), on July 14, 2000 (the "Closing Time"), or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date", against delivery to DTC or its custodian of the Firm Global Securities representing all of the Firm Securities. The Firm Global Securities will be made available for checking at the above office of CSFBC (or such other location as CSFBC may direct), at least 24 hours prior to the First Closing Date.

          In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Offering Document, the Purchasers may purchase all or less than all of the Optional Securities at the purchase price per liquidation amount of Offered Securities (including any accrued dividends thereon to the related Optional Closing Date) to be paid for the Firm Securities. The Company agrees that it shall sell to the Purchasers the number of Optional Securities specified in such notice and the Purchasers agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Purchaser in the same proportion as the number of Firm Securities set forth opposite such Purchaser's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Purchasers at their discretion. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

          Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC on behalf of the Purchasers but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver against payment of the purchase price the Optional Securities being purchased on each Optional Closing Date in the form of one or more permanent global securities in definitive form (each, an "Optional Global Security") deposited with DTC or its custodian and registered in the name of Cede & Co., as nominee for DTC. Payment for such Optional Securities shall be made by the Purchasers in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of Radio One, Inc. at the office of CSFBC against delivery to DTC or its custodian of the Optional Global Securities representing all of the Optional Securities being purchased on such Optional Closing Date.

          As compensation for the Purchasers' commitments, the Company will pay to CSFBC the sum of $30 per Offered Security times the total number of Offered Securities purchased by the Purchasers on each Closing Date as commissions for the sale of the Offered Securities under this Agreement. Such payment will be made on each Closing Date with respect to the Offered Securities purchased on such Closing Date.

          4.   Representations by Purchasers; Resale by Purchasers.

          (a) Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act and a "dealer" within the meaning of Rule 144A ("Rule 144A") under the Securities Act.

          (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that, except as permitted herein, it will not offer, sell or deliver the Offered Securities as part of its distribution at any time within the United States or to, or for the account or benefit of, U.S. persons, except in reliance on Rule 144A.

          (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company.

          (d) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or
(ii) any
seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

          (e) Each Purchaser severally represents and agrees that (i) it has not solicited, and will not solicit, offers to purchase any of the Offered Securities from, (ii) it has not sold, and will not sell, any of the Offered Securities to, and (iii) it has not distributed, and will not distribute, the Offering Document to, any person or entity in any jurisdiction outside of the United States except, in each case, in compliance in all material respects with all applicable laws. For the purposes of this Agreement, "United States" means the United States of America, its territories, its possessions and other areas subject to its jurisdiction.

          5. Certain Agreements of the Company. The Company agrees with the several Purchasers that:

          (a) The Company will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in
Section 6.

          (b) The Company will furnish to CSFBC copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests, and the Company will promptly furnish to CSFBC three copies of the Offering Document signed by a duly authorized officer of the Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Company is not subject to
Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Purchasers, if any) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

          (c) The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

          (d) So long as any Offered Securities remain outstanding, the Company will furnish to CSFBC and, upon request, to each of the other Purchasers, if any, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to CSFBC and, upon request, to each of the other Purchasers, if any, (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

          (e) During the period of two years after the later of the Closing Date and the last Optional Closing Date, the Company will, upon request, furnish to CSFBC and, each of the other Purchasers, if any, and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

          (f) During the period of two years after the later of the Closing Date and the last Optional Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

          (g) During the period of two years after the later of the Closing Date and the last Optional Closing Date, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

          (h) The Company will pay all expenses incidental to the performance of its obligations under this Agreement and the Company Agreements, including (i) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, (ii) all of the Company's expenses in connection with the preparation and printing of this Agreement, the Company Agreements, the Offered Securities, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iii) the cost of qualifying the Offered Securities for trading in The Portal(SM) Market ("PORTAL") of the NASDAQ Stock Market, Inc. and any expenses incidental thereto; (iv) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto; (v) for any fees charged by investment rating agencies for the rating of the Offered Securities; and (vi) for expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers. The Company will pay for all travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities.

          (i) In connection with the offering, until CSFBC shall have notified the Company and the other Purchasers of the completion of the resale of the Offered Securities, neither the Company nor any of their affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest, or attempt to induce any person to purchase, any Offered Securities or Company Common Stock; and neither they nor any of their affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities or Company Common Stock.


          (j) For a period of 60 days after the date of the initial offering of the Offered Securities (the "Lock-Up Period"), the Company will not, and will not permit its Subsidiaries to, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act (other than one or more registration statements (x) on Form S-3 relating solely to the registration of shares issuable upon the sale of transferred employee stock options or (y) on Form S-8) relating to any additional shares of (A) any preferred securities or any preferred stock, (B) any preferred stock or any other security of the Company that is substantially similar to the Offered Securities, (C) any shares of common stock of the Company other than shares of common stock issuable upon conversion of the Offered Securities or (D) any other securities which are convertible into, or exchangeable or exercisable for, any of (A) through (D), or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC except (i) grants of employee stock options pursuant to the terms of a plan in effect on the date hereof or hereafter, (ii) issuances of Company Common Stock pursuant to the exercise of such options, or (iii) the exercise of any other employee stock options outstanding on the date hereof. Such agreement will not prevent the offer, sale, contract to sell, announcement of an intention to sell, or other disposition of, or filing with the Commission by the Company and the Company of
(x) a Shelf Registration Statement (as defined in the Registration Rights Agreement) relating solely to (i) the Offered Securities, (ii) Company Common Stock issued or delivered upon conversion of the Offered Securities, or (iii) securities issued or delivered upon conversion, exchange or exercise of any other securities of the Company outstanding on the date of the offering circular related to the Offered Securities and (y) a shelf registration statement pursuant to Rule 415 under the Securities Act relating to debt securities, warrants for debt securities or Company Common Stock, provided, however, that the Company shall not offer, sell, contract to sell, announce an intention to sell, or other disposition of, any securities of the type described in clauses
(A) through (D) above under such registration statement during the Lock-Up Period. Notwithstanding anything in this Agreement to the contrary, the Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by
Section 4(2) of the Securities Act to cease to be applicable to the offer and sale of the Offered Securities.

          6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a) The Purchasers shall have received a letter, dated the date of delivery hereof, of Arthur Andersen LLP confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder (the "Rules and Regulations") and stating to the effect that:

               (i) in their opinion the financial statements and schedules examined by them and included in the Offering Document and in the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Offering Document and in the Exchange Act Reports;

               (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements included in the
               Offering Document and in the Exchange Act Reports do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                    (B) the unaudited consolidated net revenue, net operating
               income and summary of earnings, net income and net income per share amounts for the 3-month period ended March 31, 1999 and 2000 included in the Offering Document do not agree with the amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                    (C) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Offering Document; or

                    (D) for the period from the closing date of the latest
               income statement included in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, and with the period of corresponding length ended the date of the latest income statement included in the Offering Document, in consolidated net broadcasting revenues, or net operating income or in the total or per share amounts of consolidated net income or in the ratio of earnings to fixed charges and preferred stock dividends combined, except in all cases set forth in clauses (B) and (D) above for changes, increases or decreases which the Offering Document discloses have occurred or may occur or which are described in such letter; and

               (iv) on the basis of their review of the unaudited pro forma financial statements, selected consolidated financial data and ratio of earnings to fixed charges included in the Offering Document and inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that the unaudited pro forma financial, selected consolidated financial data and ratio of earnings to fixed charges statements included in the Offering Document do not each comply as to form in all material respects with the accounting requirements under the Securities Act as generally applicable to such information if included in a registration statement; and

               (v) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document and in the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its Subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole which, in the judgment of a majority in interest of the Purchasers including the CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market;
(iv) any banking moratorium declared by U.S. Federal or New York authorities; or
(v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities.

          (c) The Purchasers shall have received an opinion, dated such Closing Date, of Kirkland & Ellis, counsel for the Company, to the effect that:

               (i) Each of the Company and its Subsidiaries is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation, the Company has the full corporate power to enter into and perform its obligations hereunder and the Company and each of its subsidiaries has the corporate power to own and lease its properties and to carry on its business as described in the Offering Document;

               (ii) The Company and each of its Subsidiaries is duly qualified to do business as a foreign corporation in and is in good standing in each jurisdiction listed opposite its name on Attachment III hereto;

               (iii) All of the issued and outstanding shares of capital stock of, or other ownership interests in, each of the Subsidiaries listed on Attachment IV have been duly authorized and validly issued and are fully paid and nonassessable, and to such counsel's knowledge, all such shares are owned, directly or through wholly owned Subsidiaries of the Company, by the Company, free and clear of any lien, except as described in the Offering Document;

               (iv) (A) Each of the Company Agreements has been duly authorized, executed and delivered by the Company and (B) each of the Offered Securities delivered on such Closing Date has been duly authorized, executed, issued and delivered and is fully paid and nonassessable;

               (v) The Offered Securities delivered on such Closing Date are convertible into the shares of Company Common Stock in accordance with the Certificate of Designations; the Underlying Shares issuable upon conversion of the Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion in accordance with the Certificate of Designations, will be validly issued, fully paid and nonassessable; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities or the Underlying Shares;

               (vi) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation by the Company of the transactions contemplated by this Agreement and the Registration Rights Agreement in connection with the issuance or sale of the Offered Securities by the Company, except for (A) any of the foregoing as may be required under state securities or blue sky laws and (B) in connection with the Registration Rights Agreement, (1) the filing of the Shelf Registration Statement with the Commission under the Securities Act and (2) the order of the Commission declaring the Shelf Registration Statement effective;

               (vii) Except as set forth in the Offering Document, to such counsel's knowledge, there are no legal or governmental proceedings, pending or actively threatened against, the Company or any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect;

               (viii) To such counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, or any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for any capital stock of the Company, except as described in the Offering Document.

               (ix) The execution, delivery and performance of this Agreement and the Company Agreements, the issuance and sale of the Offered Securities, and compliance by the Company with the terms and provisions hereof and thereof will not (A) violate any statute, rule, regulation or order of which such counsel is aware of any governmental agency or body or any court having jurisdiction over the Company or any Subsidiary of the Company or any of their respective properties, (B) to such counsel's knowledge, breach the provisions of, or cause a default under, any agreement or instrument to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, or (C) violate any provision of the charter, by-laws or any other constitutive document of the Company or any such Subsidiary;

               (x) The Exchange Act Reports, when they were filed with the Commission, appeared on their face to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; while such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Document except to the extent specifically set forth in this paragraph (x), such counsel has no reason to believe that the Offering Document or any amendment or supplement thereto (including Exchange Act Reports) as of its date and as of such Closing Date, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; the statements in the Offering Document under the captions "The Remarketing," "The Remarketing Agent," "Description of HIGH TIDES," "Registration Rights," "Certain United States Federal Income Tax Consequences," and "Description of Capital Stock," insofar as such statements constitute summaries of laws, regulations, legal matters, agreements or other legal documents referred to therein, are accurate in all material respects and fairly summarize the matters referred to therein; it being understood that such counsel need express no opinion or belief as to the financial statements or other financial or statistical data derived therefrom included in the Offering Document;

               (xi) This Agreement has been duly authorized, executed and delivered by the Company; and

               (xii) Based upon and assuming the accuracy of the representations and warranties set forth in this Agreement, it is not necessary in connection with either (A) the offer, sale and delivery to the Purchasers of the Offered Securities or (B) the resales of the Offered Securities by the Purchasers in the manner contemplated by this Agreement, to register the Offered Securities under the Securities Act.

          (d) The Purchasers shall have received an opinion, dated such Closing Date, of Davis Wright Tremaine LLP, FCC Counsel to the Company, to the effect that:

               (i) Except as previously made or obtained, or as disclosed in the Offering Document, as the case may be, no filing or registration with, or authorization, approval, consent, license, order, qualification or decree of any court or administrative agency or authority is necessary or required under the Federal Communications Laws to be obtained or made by the Company or any Subsidiary of the Company for the consummation of the Transactions described in the Offering Document or in connection with the execution or delivery by the Company of the Company Agreements, the performance by the Company of the transactions contemplated thereby or the offering, issuance or sale of the Offered Securities, all as of the date hereof.

               (ii) To their knowledge, neither the Company nor any of its Subsidiaries is in violation in any material respect of any Federal Communications Law or in violation of any published order of any court or administrative agency or authority relating thereto.

               (iii) The Company and the identified Subsidiaries are the holders of the Current FCC Licenses, all of which are in full force and effect, for the maximum term customarily issued, with no material conditions, restrictions or qualifications other than as described in the Offering Document or that appear in the ordinary course in the Current FCC Licenses, and to their knowledge, such Current FCC Licenses constitute all of the commercial radio station licenses necessary for the Company and the Subsidiaries to own their properties and to conduct their businesses in the manner and to the full extent now operated as described in the Offering Document. To their knowledge there are no facts or circumstances which would justify the Commission denying the pending applications for assignment of any of the Prospective FCC Licenses, or approving the assignment for less than the maximum term customarily issued, or with material conditions, restrictions or qualifications other than as described in the Offering Document.

               (iv) The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities do not and will not violate any of the terms or provisions of, or constitute a default under (A) the Federal Communications Laws or (B) the Current FCC licenses held by the Company or any Subsidiary of the Company.

               (v) There are no published or, to their knowledge, unpublished FCC orders, decrees or rulings outstanding against the Company or any of its Subsidiaries or any pending or threatened actions, suits or proceedings against the Company or any of its subsidiaries by or before the FCC that seek to revoke, or if determined adversely to the Company or any of its subsidiaries, would have a Material Adverse Effect or would result in a revocation or non-renewal of, any of the Current FCC Licenses, other than as disclosed in the Offering Document.

          (e) The Purchasers shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Purchasers, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Offering Document and other related matters as the Purchasers may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) The Purchasers shall have received a certificate, dated such Closing Date, of the Chief Executive Officer and the Chief Financial Officer of the Company, in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; and, subsequent to the date of the most recent financial statements in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

          (g) The Purchasers shall have received a letter, dated such Closing Date, of Arthur Anderson LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

          The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder, whether in respect of an Optional Closing Date or otherwise.

          7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Purchaser, its partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of
Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or the Exchange Act Reports or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in the light of the circumstances under which they were made, including the Company's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information furnished by any Purchaser consists of the information described as such in subsection (b) below.

          (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company, and its directors, and officers and each person, if any who controls the Company within the meaning of Section 15 of the Securities Act against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Document furnished on behalf of each Purchaser: the information contained in the second sentence in the fifth paragraph, third sentence of the ninth paragraph, tenth paragraph and second sentence of the eleventh paragraph under the caption "Plan of Distribution."

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

          (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

          8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate liquidation amount of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total liquidation amount of Offered Securities that the Purchasers are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by such Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase on such Closing Date. If any Purchaser or Purchasers so default and the aggregate liquidation amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total liquidation amount of Offered Securities that the Purchasers are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Purchaser" includes any person substituted for an Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

          9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or their officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company or any of their respective Purchasers, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 5 and the respective obligations of the Company and the Purchasers pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(b), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

          10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers, will be mailed, delivered, telegraphed and confirmed or faxed and confirmed to the Purchasers, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention:
Investment Banking Department--Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered, telegraphed and confirmed or faxed and confirmed to it at Radio One, Inc., 5900 Princess Garden Parkway, 8/th/ Floor, Lanham, Maryland 20706, Attention: General Counsel; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered, telegraphed and confirmed, or faxed and confirmed to such Purchaser.

          11. Information in Offering Document. All financial statements and schedules included in material incorporated by reference into the Offering Document shall be deemed included in the Offering Document for purposes of this Agreement.

          12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such Holders were partis hereto.

          13. Representation of Purchasers. CSFBC will act for the several Purchasers in connection with this financing, and any action under this Agreement taken by CSFBC will be binding upon all the Purchasers.

          14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

          15. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

          The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                           [Signature page follows.]

   If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company, and the several Purchasers in accordance with its terms.

                                    Very truly yours,

                                    RADIO ONE, INC.
                                    By:     /s/ Alfred C. Liggins
                                    Name:   Alfred C. Liggins
                                    Title:   President & CEO

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.


  Credit Suisse First Boston Corporation
  Deutsche Bank Securities Inc
  Morgan Stanley & Co. Incorporated
  Banc of America Securities LLC
  First Union Securities, Inc.

     Acting on behalf of themselves and as the Representatives of the several
      Purchasers

  By: Credit Suisse First Boston Corporation


    By:       /s/ Kristin M. Allen
     Name:   Kristin M. Allen
     Title:  Managing Director

                                 SCHEDULE A

                                                              Number of
Purchaser                                                  Firm Securities
---------                                                  ---------------
Credit Suisse First Boston Corporation....................      123,500
Deutsche Bank Securities Inc..............................       71,500
Morgan Stanley & Co. Incorporated.........................       26,000
Banc of America Securities LLC............................       19,500
First Union Securities, Inc...............................       19,500
                                                                -------
 Total....................................................      260,000
                                                                =======

                                   SCHEDULE B


1. Warrantholders' Agreement by and among Radio One, Inc., Radio One Licenses, Inc. and the other parties thereto, dated as of June 6, 1995, as amended.

2. Registration Rights Agreement by and among Radio One, Inc. and the other parties thereto, dated as of March 30, 1999.

3. Registration Rights Agreement by and between Radio One, Inc. and Gregory A. Davis, dated as of June 7, 2000.

4. Registration Rights Agreement by and between Radio One, Inc. and Shirk, Inc., dated as of June 8, 2000.

                                  Attachment I
                                  ------------

                            Radio One Licenses, Inc.
                            ------------------------

FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    -------------    ---------------
WKYS(FM)        Washington, DC          73200    BMLH-990514KD            10/1/03
                                                 BRH-950601YR             10/1/03
                                                 BLH-900130KB             10/1/03

Auxiliaries
--------------
Call Sign                                        File Number      Expiration Date
--------------                                   -----------      ---------------
KPH-709                                          BPLRE-880822MG           10/1/03
KPJ-713                                          BPLRE-880421MB           10/1/03
WHM-976                                          BMLST-830307MC           10/1/03
KPH-735                                          BPLRE-860823MY           10/1/03
KGL-356                                          BALRE-880406MF           10/1/03
KGL-357                                          BALRE-880406ME           10/1/03



FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    -----------      ---------------
WOL(AM)         Washington, DC          54713    BR-950601B3              10/1/03
                                                 BZ-921119AA

Auxiliaries
--------------
Call Sign                                        File Number      Expiration Date
--------------                                   -----------      ---------------
WLP-796                                          BLST-900202ME            10/1/03

FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    -----------      ---------------
WMMJ(FM)        Bethesda, MD            54712    BLH-990506KA             10/1/03
                                                 BRH-950601ZG             10/1/03

Auxiliaries
--------------
Call Sign                                        File Number      Expiration Date
--------------                                   -----------      ---------------
WLP-729                                          BPLST-900126MH           10/1/03
WLD-724                                          BLST-81009MK             10/1/03

FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    -----------      ---------------
WOLB(AM)        Baltimore, MD           54711    BR-950601VG              10/1/03
                                                 BL-860207AJ              10/1/03

Auxiliaries
--------------
NONE

FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    ------------     ---------------
WERQ-FM         Baltimore, MD           68827    BRH-950601ZF             10/1/03
                                                 BLH-891228KA             10/1/03
                                                 BLH-891228KB             10/1/03

Auxiliaries
--------------
Call Sign                                        File Number      Expiration Date
--------------                                   -----------      ---------------
WLE-939                                          BPLST-900220MA           10/1/03
KPK-392                                          BPLRE-900220ME           10/1/03
KPK-262                                          BPLRE-900313MG           10/1/03

FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    -----------      ---------------
WWIN(AM)        Baltimore, MD           54709    BR-950601VE              10/1/03
                                                 BZ-900430AH              10/1/03

Auxiliaries
--------------
Call Sign                                        File Number      Expiration Date
--------------                                   -----------      ---------------
WLP-458                                          BPLST-890321MD           10/1/03


FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    -----------      ---------------
WWIN-FM         Glen Burnie, MD         54710    BRH-950601VF             10/1/03
                                                 BMLH-920325KC            10/1/03

Auxiliaries
--------------
Call Sign                                        File Number      Expiration Date
--------------                                   --------------   ---------------
WHS-275                                          BPLST-890321MC           10/1/03

FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    -----------      ---------------
WPHI-FM         Jenkintown, PA          30572    BRH-980401YU              8/1/06
                                                 BLH-870408KA              8/1/06

Auxiliaries
--------------
Call Sign                                        File Number      Expiration Date
--------------                                   --------------   ---------------
WLJ-410                                          BMLST-861125MH            8/1/06
KB-97399                                         BMLRE-871016MB            8/1/06

FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    -----------      ---------------
WERE(AM)        Cleveland, OH           41389    BR-960603A2              10/1/04

Auxiliaries
--------------
Call Sign                                        File Number      Expiration Date
--------------                                   --------------   ---------------
WPG-82                                           01038GEN                 10/1/04
WLP-789                                          BPLST-900113ME           10/1/04


FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    -----------      ---------------
WENZ(FM)        Cleveland, OH            2685    BRH-960603YL             10/1/04

Auxiliaries
--------------
Call Sign                                        File Number      Expiration Date
--------------                                   -----------      ---------------
WPNK-639                                                                  10/1/04
KPJ-798                                          BPLRE-890403ME           10/1/04
KPJ-797                                          BPLRE-890406MF           10/1/04
WLL-613                                          BPLIC-880531ME           10/1/04

FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    ---------------  ---------------
WFUN-FM         Bethalto, IL             4948    BLH-20000616AEK               --
                                                 BPH-981214ID             3/21/02
                                                 BRH-960731WS             12/1/04

Auxiliaries
--------------
Call Sign                                        File Number      Expiration Date
--------------                                   -----------      ---------------
WLP-556                                          Not Available            12/1/04

FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    ------------     ---------------
WBOT(FM)        Brockton, MA            19633    BLH-990611KA              4/1/06
                                                 BPH-981020IB             7/29/00
                                                 BRH-971126A2              4/1/06

Auxiliaries
--------------
NONE


FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    -------------    ---------------
WDYL(FM)        Chester, VA             27439    BMLH-981007KA            10/1/03
                                                 BRH-950531VX             10/1/03

Auxiliaries
--------------
Call Sign                                        File Number      Expiration Date
--------------                                   -------------    ---------------
WPOT-853                                         Not Available            10/1/03

FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    ------------     ---------------
WARV-FM         Petersburg, VA          21826    BLH-931007KC             10/1/03
                                                 BRH-950605YQ             10/1/03

Auxiliaries
--------------
NONE

FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    ------------     ---------------
WKJS(FM)        Crewe, VA                 321    BRH-950601ZQ             10/1/03
                                                 BLH-990302KA             10/1/03

Auxiliaries
--------------
NONE

FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    ------------     ---------------
WPLY(FM)        Media, PA               25079    BLH-980813KB              8/1/06
                                                 BRH-980318K4              8/1/06
                                                 BLH-821101AI              8/1/06
                                                 BMLH-840207AM

                                     S-9


Auxiliaries
--------------
Call Sign                                        File Number      Expiration Date
--------------                                   -----------      ---------------
KC23223                                          920902MF                 8/1/06
WHQ384                                           820921MH                 8/1/06
WPNH614                                          502881                   8/1/06
WPKN512                                          9703D073339              8/1/06
KPM479                                           9306480336               8/1/06
KPH283                                           870324MB                 8/1/06


FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    ---------------  ---------------
WYJZ(FM)        Lebanon, IN               620    BLH-20000516AAY           8/1/04
                                                 BRH-960401B7              8/1/04
                                                 BPH-981113IH              2/9/03

Auxiliaries
--------------
Call Sign                                        File Number      Expiration Date
--------------                                   -----------      ---------------
WPNI487                                          505705                    8/1/04


FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    -----------      ---------------
WHHH(FM)        Indianapolis, IN        60207    BLH-911115KC              8/1/04
                                                 BRH-960325YG              8/1/04

Auxiliaries
--------------
Call Sign                                        File Number(s)   Expiration Date
--------------                                   --------------   ---------------
WMV376                                           502556                    8/1/04
WPNG437                                          503457                    8/1/04
WPNG742                                          505704                    8/1/04
WPNJ364                                          505706                    8/1/04
KPJ786                                           9612D065134               8/1/04
KPK523                                           920219MP                  8/1/04
WPLP690                                          9707D089395               8/1/04


FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    -----------      ---------------
WBKS(FM)        Greenwood, IN           25071    BPH-980904IE
                                                 BLH-940217KB              8/1/04
                                                 BRH-960321WN              8/1/04

Auxiliaries
--------------
Call Sign                                        File Number(s)   Expiration Date
--------------                                   --------------   ---------------
WMV377                                           505707                    8/1/04
WMU-445                                          BPST-930909MC             8/1/04


FCC Licenses
------------
W53AV(LPTV),    Indianapolis, IN
w65DW(LPTV),    Indianapolis, IN

Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    -----------      ---------------
W65DW           Indianapolis, IN        28199    BLTTL-19931022JT          8/1/05
                                                 BRTTL-19980330AL          8/1/05
                                                 BPTTL-19981014JB**       6/29/02

Auxiliaries
-----------
NONE

** Construction Permit granted but has not been built. Upon completion of construction, Station W65DW(LPTV) will replace Station W53AV(LPTV).

                           Radio One of Augusta, Inc.
                           --------------------------

FCC Licenses
------------
Call Sign       City of License   Facility ID    File Number      Expiration Date
---------       ---------------   -----------    -----------      ---------------
WTHB(AM)        Augusta, GA             15843    BR-19951201A6             4/1/04
                                                 BZ-19990727DD             4/1/04

Auxiliaries
--------------
NONE

FCC Licenses
--------------
Call Sign       City of License  Facility ID  File Number        Expiration Date
--------------  ---------------  -----------  --------------     ---------------

WAEG(FM)        Evans, GA              31941  BLED-911213KC               4/1/96
                                              BRH-951204YP                4/1/04

Auxiliaries
--------------
Call Sign                                     File Number        Expiration Date
--------------                                --------------     ---------------
WPOT917                                       505939             4/1/04

FCC Licenses
--------------
Call Sign       City of License  Facility ID  File Number        Expiration Date
--------------  ---------------  -----------  --------------     ---------------
WAKB(FM)        Wrens, GA              15849  BR-951201A2                 4/1/04
                                              BL-790529AC                 4/1/04

Auxiliaries
--------------
Call Sign                                     File Number        Expiration Date
--------------                                --------------     ---------------
KOS-314                                       BPLRE-810831MA              4/1/04
WMV622                                        500100                      4/1/04


FCC Licenses
--------------
Call Sign       City of License  Facility ID  File Number        Expiration Date
--------------  ---------------  -----------  --------------     ---------------
WAEJ(FM)        Waynesboro, GA         31942  BRH-951204YT                4/1/03
                                              BLH-901220KC                4/1/03

Auxiliaries
--------------
Call Sign                                     File Number(s)     Expiration Date
--------------                                --------------     ---------------
WPOT918                                       505940                      4/1/04
WME-828                                       BPLST-910102MJ              4/1/04


FCC Licenses
--------------
Call Sign       City of License  Facility ID  File Number        Expiration Date
--------------  ---------------  -----------  --------------     ---------------
WFXA-FM         Augusta, GA            15848  BLH-990326KB                4/1/04
                                              BRH-951201A4                4/1/04

Auxiliaries
--------------
Call Sign                                     File Number        Expiration Date
--------------                                --------------     ---------------
KC25254                                       9501481133                  4/1/04

                       RADIO ONE OF NORTH CAROLINA, INC.
                       ---------------------------------

FCC Licenses
-------------
Call Sign      City of License  Facility ID  File Number         Expiration Date
-------------  ---------------  -----------  ------------        ---------------
WCCJ(FM)       Harrisburg, NC         28898  BLH-950206KA                12/1/03

Auxiliaries
-------------
Call Sign                                    File Number         Expiration Date
-------------                                ------------        ---------------
WPJE693                                            501576                12/1/03
WPJA580                                                                  12/1/03

                           Radio One of Detroit, Inc.
                           --------------------------

FCC Licenses
------------
Call Sign       City of License  Facility ID  File Number     Expiration Date
--------------  ---------------  -----------  --------------  ---------------
WCHB(AM)        Taylor, MI              4598  BMP-990806AB            10/1/04
                                              BL-990802DC             10/1/04
                                              BMP-980320JA            10/1/04
                                              BR-960531ZQ             10/1/04

Auxiliaries
--------------
Call Sign                                     File Number     Expiration Date
--------------                                --------------  ---------------
WME-881                                       BPST-910619MC           10/1/04


FCC Licenses
--------------
Call Sign       City of License  Facility ID  File Number     Expiration Date
--------------  ---------------  -----------  --------------  ---------------
WDTJ-FM         Detroit, MI             4597  BRH-960531XP            10/1/04

Auxiliaries
--------------
Call Sign                                     File Number     Expiration Date
--------------                                --------------  ---------------
WHA-837                                       BMLST-830916MB          10/1/04

FCC Licenses
--------------
Call Sign       City of License  Facility ID  File Number     Expiration Date
--------------  ---------------  -----------  --------------  ---------------
WJZZ(AM)        Kingsley, MI            4599  BL-980205KB             10/1/04
                                              BP-980114AA             10/1/04
                                              BP-970114AC             10/1/04
                                              BR-960531XR             10/1/04

Auxiliaries
-----------
NONE



                            Broadcast Holdings, Inc.
                            ------------------------

FCC Licenses
------------

Call Sign      City of License   Facility ID  File Number      Expiration Date
-------------  ----------------  -----------  ---------------  ---------------
WYCB(AM)       Washington, DC           7038  BR-950601WA              10/1/03

Auxiliaries
-----------
NONE


                               ROA Licenses, Inc.
                               ------------------

FCC Licenses
------------
Call Sign      City of License   Facility ID  File Number      Expiration Date
-------------  ----------------  -----------  ---------------  ---------------
WHTA(FM)       Fayetteville, GA         3105  BMPH-981119JB             4/1/04
                                              BRH-951130ZC              4/1/04

Auxiliaries
-------------
Call Sign                                     File Number      Expiration Date
-------------                                 ---------------  ---------------
NONE

                              Allur Licenses, Inc.
                              --------------------

FCC Licenses
------------
Call Sign      City of License   Facility ID  File Number      Expiration Date
-------------  ----------------  -----------  ---------------  ---------------
WDMK(FM)       Mt. Clemens, MI         54915  BRH-960603V4             10/1/04
                                              BMLH-20000512AAD*

Auxiliaries
-----------
NONE



                             Dogwood Licenses, Inc.
                             ----------------------

FCC Licenses
------------
Call Sign    City of License  Facility ID  File Number   Expiration Date
-----------  ---------------  -----------  ------------  ---------------
WAMJ(FM)     Roswell, GA            31872  BLH-990520HA          10/1/04
                                           BLH-971222KH          10/1/04
Auxiliaries
-----------
NONE

                                 ATTACHMENT II

                     INFINITY BROADCASTING CORP. of DALLAS
                     -------------------------------------

FCC Licenses
------------
Call Sign      City of License      Facility ID      File Number          Expiration Date
-------------  -------------------  ---------------  -------------------  ------------------
KLUV(AM)       Dallas, TX                     25375  BAL-20000518ABK*                     --
                                                     BR-970327WQ                      8/1/05
                                                     BL-960301AC                      8/1/05

*  Assignment/Transfer Application Resulting in Ownership by Radio One Licenses,
   Inc.

Auxiliaries
-------------
Call Sign                                            File Number          Expiration Date
-------------                                        -------------------  ------------------
KC27773                                              9405480800                     8/1/05
WEC21                                                0000033460                     8/1/05

                       CLEAR CHANNEL RADIO LICENSES, INC.
                       ----------------------------------

FCC Licenses
------------
Call Sign      City of License      Facility ID      File Number          Expiration Date
-------------  -------------------  ---------------  -------------------  ------------------
KBXX(FM)       Houston, TX                    11969  BALH-20000315ACS*                    --
                                                     BALH-20000328AEL**                   --
                                                     BLH-831026AD                     8/1/05
                                                     BLH-840229DM                     8/1/05
                                                     BRH-970401V6                     8/1/05

*  Assignment/Transfer Application Resulting in Ownership by Radio One Licenses,
   Inc.
** Pending Assignment Application to the CCU/AMFM Trust I, Charles E. Giddens,
   Trustee


Auxiliaries
-------------
Call Sign                                          File Number            Expiration Date
-------------                                      ---------------------  ------------------
WGZ529                                             BPLST-801112ME                     8/1/05
KPE667                                             BMLRE-831103MG                     8/1/05
WHY-622                                            BPLRE-830614ME                     8/1/05
KB96320                                            871027MD                           8/1/05
WCD977                                             500682                             8/1/05

                       CLEAR CHANNEL RADIO LICENSES, INC.
                       ----------------------------------

FCC Licenses
------------
Call Sign      City of License     Facility ID     File Number            Expiration Date
-------------  ------------------  --------------  ---------------------  ------------------
KMJQ(FM)       Houston, TX                  11971  BALH-20000315ACT*                      --
                                                   BALH-20000328AEQ**                     --
                                                   BLH-901204KD                       8/1/05
                                                   BRH-970401V5                       8/1/05

*  Assignment/Transfer Application Resulting in Ownership by Radio One Licenses,
   Inc.
** Pending Assignment Application to the CCU/AMFM Trust I, Charles E. Giddens,
   Trustee

Auxiliaries
-------------
Call Sign                                          File Number            Expiration Date
-------------                                      ---------------------  ------------------
WGV720                                             00800GEN                         8/1/05
KOS408                                             830628MB                         8/1/05
KYY227                                             860815MC                         8/1/05
WCQ478                                             841212MA                         8/1/05
KB97239                                            900731MD                         8/1/05


                          AMFM RADIO LICENSES, L.L.C.
                          ---------------------------

FCC Licenses
------------
Call Sign                        City of License      Facility ID      File Number            Expiration Date
---------                        -------------------  ---------------  ---------------------  ------------------
WZAK(FM)                         Cleveland, OH                  74465  BALH-20000315ACK*                      --
                                                                       BALH-20000328AEK**                     --
                                                                       BTCH-19991116BCI***                    --
                                                                       BLH-4273                          10/1/04
                                                                       BRH-960531YK                      10/1/04

* Assignment/Transfer Application Resulting in Ownership by Radio One Licenses, Inc.
** Pending assignment application to the CCU/AMFM Trust I, Charles E. Gidden, Trustee
*** Pending transfer of control application from Shareholders of AMFM Inc. to Clear Channel Communications, Inc.


Auxiliaries
-------------
Call Sign                                                              File Number            Expiration Date
-------------                                                          ---------------------  ------------------
WAC257                                                                 930419MD                          10/1/04
KC23135                                                                9308480450                        10/1/04

                          AMFM RADIO LICENSES, L.L.C.
                          ---------------------------

FCC Licenses
------------
Call Sign                        City of License      Facility ID      File Number            Expiration Date
---------                        -------------------  ---------------  ---------------------  ------------------
WVCG(AM)                         Coral Gables, FL               74165  BAL-20000315ACM*                       --
                                                                       BAL-20000328AEI**                      --
                                                                       BTC-19991116BBH***                     --
                                                                       BL-800513AA                        2/1/04
                                                                       BR-950929VF                        2/1/04

*   Assignment/Transfer Application Resulting in Ownership by Radio One
    Licenses, Inc.
**  Pending Assignment Application to the CCU/AMFM Trust I, Charles E. Giddens,
    Trustee
*** Pending transfer of control application from Shareholders of AMFM Inc. to Clear Channel Communications


Auxiliaries
-------------
Call Sign                                          File Number            Expiration Date
-------------                                      ---------------------  ------------------
KIY675                                             921524                             2/1/04
WSJ66                                              01068GEN                           2/1/04

                          CAPSTAR TX LTD. PARTNERSHIP
                          ---------------------------

FCC Licenses
---------------------------------
Call Sign      City of License     Facility ID     File Number            Expiration Date
-------------  ------------------  --------------  ---------------------  ------------------
KBFB(FM)       Dallas, TX                    9627  BALH-20000315ACU*                      --
                                                   BALH-20000328AFT**                     --
               BLH-910515KB                8/1/05
                                                   BLH-901212KB                       8/1/05
                                                   BRH-970328M9                       8/1/05

* Assignment/Transfer Application Resulting in Ownership by Radio One Licenses, Inc.
**Pending Assignment Application to the CCU/AMFM Trust I, Charles E. Giddens,
  Trustee


Auxiliaries
-------------
Call Sign                                          File Number            Expiration Date
-------------                                      ---------------------  ------------------
WMU-625                                            BPLST-931207MP                     8/1/05
KXK-20                                             BPLST-880310MG                     8/1/05

                   CLEAR CHANNEL BROADCASTING LICENSES, INC.
                   -----------------------------------------

FCC Licenses
------------
Call Sign      City of License  Facility ID  File Number         Expiration Date
-----------    ---------------  -----------  ------------------  ---------------
WFXC(FM)       Durham, NC             36952  BALH-20000315ACN*                --
                                             BALH-20000328AEU**               --
                                             BLH-930720KA                12/1/03
                                             BRH-950801UE                12/1/03


* Assignment/Transfer Application Resulting in Ownership by Radio One Licenses, Inc.
** Pending Assignment Application to the CCU/AMFM Trust I, Charles E. Giddens,
   Trustee


Auxiliaries
-------------
Call Sign                                  File Number         Expiration Date
-------------                              ------------------  ---------------
WLD-667                                    BPLST-831202WY              12/1/03
WLG-432                                    BPLST-850611MD              12/1/03
WLG-434                                    BPLST-850611MN              12/1/03
WLJ-648                                    9202121MA                   12/1/03
WPNI776                                    503041                      12/1/03

                   CLEAR CHANNEL BROADCASTING LICENSES, INC.
                   -----------------------------------------

FCC Licenses
------------
Call Sign    City of License  Facility ID  File Number         Expiration Date
-----------  ---------------  -----------  ------------------  ---------------
WFXK(FM)       Tarboro, NC          24931  BALH-20000315ACO*                --
                                           BALH-20000328AEV**               --
                                           BLH-900209KD                12/1/03
                                           BRH-950728UO                12/1/03

* Assignment/Transfer Application Resulting in Ownership by Radio One Licenses, Inc.
** Pending Assignment Application to the CCU/AMFM Trust I, Charles E. Giddens,
   Trustee



Auxiliaries
-------------
Call Sign                                  File Number         Expiration Date
-------------                              ------------------  ---------------
WLF-841                                    BPLST-861014MD              12/1/03
KB-97311                                   BLNRE-900924MA              12/1/03
KB-97243                                   BLNRE-900925MH              12/1/03
WLE-213                                    BMLST-920316MQ              12/1/03
WMU-228                                    BPLIC-930608MA              12/1/03
WLE-311                                    503042                      12/1/03


                        CLEVELAND RADIO LICENSES, L.L.C.
                        --------------------------------


FCC Licenses
------------
Call Sign    City of License        Facility ID  File Number         Expiration Date
-----------  ---------------        -----------  ------------------  ---------------
WJMO(AM)     Cleveland Heights, OH               BALH-20000315ACJ*               --
                                                 BLH-850910AD               10/1/04
                                                 BRH-960524ZT               10/1/04

* Assignment/Transfer Application Resulting in Ownership by Radio One Licenses, Inc.



Auxiliaries
-------------
Call Sign                                        File Number         Expiration Date
-------------                                    ------------------  ---------------
WMU-640                                          BPLST-931216ML              10/1/04
KC23729                                          880818MD                    10/1/04
KQC-912                                          BLRE-14176                  10/1/04
KB8574                                           900956                      10/1/04
KE5107                                           901715                      10/1/04

                   CLEAR CHANNEL BROADCASTING LICENSES, INC.
                   -----------------------------------------


FCC Licenses
------------
Call Sign    City of License  Facility ID  File Number         Expiration Date
-----------  ---------------  -----------  ------------------  ---------------
WJMZ-FM        Anderson, SC          1303  BALH-20000315ACR*                --
                                           BALH-20000328AEZ**               --
                                           BLH-790510AD                12/1/03
                                           BRH-950801VV                12/1/03

* Assignment/Transfer Application Resulting in Ownership by Radio One Licenses, Inc.
** Pending Assignment Application to the CCU/AMFM Trust I, Charles E. Giddens,
   Trustee

AUXILIARIES
-----------


Call Sign                                  File Number         Expiration Date
-------------                              ------------------  ---------------
WFD-561                                    BPLST-890309MH              12/1/03

                   CLEAR CHANNEL BROADCASTING LICENSES, INC.
                   -----------------------------------------


FCC Licenses
------------
Call Sign    City of License  Facility ID  File Number         Expiration Date
-----------  ---------------  -----------  ------------------  ---------------
WNNL(FM)     Fuquay-Varina, NC       9728  BALH-20000315ACP*                --
                                           BLH-921001KA                12/1/03
                                           BRH-950731B9                12/1/03

* Assignment/Transfer Application Resulting in Ownership by Radio One Licenses, Inc.



Auxiliaries
-------------
Call Sign                                  File Number         Expiration Date
-------------                              ------------------  ---------------
WGZ571                                     501802                      12/1/03

                   CLEAR CHANNEL BROADCASTING LICENSES, INC.
                   -----------------------------------------

FCC Licenses
------------
Call Sign    City of License  Facility ID  File Number         Expiration Date
-----------  ---------------  -----------  ------------------  ---------------
WQOK(FM)     South Boston, VA       69559  BALH-20000315ACQ*                --
                                           BLH-870623KC                10/1/03
                                           BRH-950601YD                10/1/03

* Assignment/Transfer Application Resulting in Ownership by Radio One Licenses,
  Inc.


Auxiliaries
-------------
Call Sign                                  File Number         Expiration Date
-------------                              ------------------  ---------------
KA-21487                                   BLRE-78092NJ                10/1/03
KA-21488                                   BLRE-780928NK               10/1/03
WLO217                                     870618MB                    10/1/03
KPH867                                     870623MG                    10/1/03
KB97163                                    870826MD                    10/1/03

                           AMFM RADIO LICENSES, INC.
                           -------------------------


FCC Licenses
------------
Call Sign    City of License  Facility ID  File Number         Expiration Date
-----------  ---------------  -----------  ------------------  ---------------
KKBT(FM)     Los Angeles, CA        70038  BTCH-19991116BAA*               --
                                           BALH-20000315ACL**              --
                                           BALH-20000328ADL***             --
                                           BLH-961210KA               12/1/05
                                           BRH-970730ZC               12/1/05

* Pending transfer of control application from the Shareholders of AMFM Inc. to Clear Channel Communications
** Assignment/Transfer Application Resulting in Ownership by Radio One Licenses, Inc.
*** Pending Assignment Application to The CCU/AMFM Trust I, Charles E. Giddens,
    Trustee held conditionally on the grant of the assignment to Radio One and then dismissed.



Auxiliaries
-------------
Call Sign                                  File Number         Expiration Date
-------------                              ------------------  ---------------
WPOT233                                    505648                      12/1/05
KSZ63                                      505647                      12/1/05


                            SINCLAIR TELECABLE, INC.
                            ------------------------

FCC Licenses
------------
Call Sign    City of License  Facility ID  File Number         Expiration Date
-----------  ---------------  -----------  ------------------  ---------------
WCDX(FM)    Mechanicsville, VA      60473  BALH-990601EB*                   --
                                           BPH-960828IC**                   --
                                           BMLH-960816KA**                  --
                                           BLH-960117KA                10/1/03
                                           BRH-950601ZE                10/1/03

* The acquisition of this station has been approved by the FCC, but the acquisition has not yet been consummated.
** Grant of these applications is pending




Auxiliaries
-------------
Call Sign                                  File Number         Expiration Date
-------------                              ------------------  ---------------
WPJB-291                                   500979                     10/1/03

                            SINCLAIR TELECABLE, INC.
                            ------------------------

FCC Licenses
------------
Call Sign    City of License  Facility ID  File Number         Expiration Date
-----------  ---------------  -----------  ------------------  ---------------
WGCV(AM)     Petersburg, VA         60474  BAL-990601ED*                   --
                                           BR-950601A9                10/1/03

* The acquisition of this station has been approved by the FCC, but the acquisition has not yet been consummated.


Auxiliaries
-----------
NONE

                            SINCLAIR TELECABLE, INC.
                            ------------------------


FCC Licenses
------------
Call Sign    City of License  Facility ID  File Number         Expiration Date
-----------  ---------------  -----------  ------------------  ---------------
WPLZ-FM      Petersburg, VA         60477  BALH-990601EC                    --
                                           BR-950601XS                 10/1/03

* The acquisition of this station has been approved by the FCC, but the acquisition has not yet been consummated.




Auxiliaries
-------------
Call Sign                                  File Number         Expiration Date
-------------                              ------------------  ---------------
WPJB-290                                   500978                      10/1/03
WPJB-292                                   500980                      10/1/03


                         COMMONWEALTH BROADCASTING, LLC
                         ------------------------------


FCC Licenses
------------
Call Sign    City of License  Facility ID  File Number         Expiration Date
-----------  ---------------  -----------  ------------------  ---------------
WJRV(FM)     Richmond, VA            3725  BALH-990601EA*                  --
                                           BPH-981023KA               10/1/03

* The acquisition of this station has been approved by the FCC, but the acquisition has not yet been consummated.

Auxiliaries
-----------
NONE

                                 ATTACHMENT III


Company/Subsidiary             State of Incorporation    Qualification Jurisdictions
------------------             ----------------------    ---------------------------
Radio One, Inc.                Delaware                  California
                                                         District of Columbia
                                                         Florida
                                                         Illinois
                                                         Indiana
                                                         Maryland
                                                         Massachusetts
                                                         Michigan
                                                         Missouri
                                                         North Carolina
                                                         Ohio
                                                         Pennsylvania
                                                         South Carolina
                                                         Virginia

Radio One Licenses, Inc.       Delaware                  District of Columbia
                                                         Illinois
                                                         Maryland
                                                         Massachusetts
                                                         Missouri
                                                         Ohio
                                                         Pennsylvania
                                                         Virginia

Bell Broadcasting Company      Michigan                  Maryland

Radio One of Detroit, Inc.     Delaware                  Maryland

Allur-Detroit, Inc.            Delaware                  Michigan

Allur-Licenses, Inc.           Delaware                  Michigan

Radio One of Atlanta, Inc.     Delaware                  Georgia

ROA Licenses, Inc.             Delaware                  Georgia

Dogwood Communications, Inc.   Delaware                  Georgia

Dogwood Licenses, Inc.         Delaware                  Georgia


Company/Subsidiary                       State of Incorporation    Qualification Jurisdictions
------------------                       ----------------------    ---------------------------
Radio One of Augusta, Inc.               Delaware                  Georgia
                                                                   North Carolina

Radio One of North Carolina, Inc.        Delaware                  North Carolina

Radio One of Charlotte, LLC              Delaware                  South Carolina
                                                                   Georgia

Davis Broadcasting of Charlotte, Inc.    Delaware                  North Carolina

Radio One of Boston, Inc.                Delaware                  Massachusetts

WYCB Acquisition                         Delaware
Corporation

Broadcast Holdings, Inc.                 District of Columbia

                                 ATTACHMENT IV


RADIO ONE LICENSES, INC.

----------------------------------------------------------------------
    NUMBER OF SHARES                 NUMBER OF SHARES ISSUED
      AUTHORIZED                            AND CLASS
----------------------------------------------------------------------
        1,000                        99 shares Common Stock
----------------------------------------------------------------------


BELL BROADCASTING COMPANY

----------------------------------------------------------------------
    NUMBER OF SHARES                 NUMBER OF SHARES ISSUED
      AUTHORIZED                            AND CLASS
----------------------------------------------------------------------
           800                  800 shares of Class A Voting Common
----------------------------------------------------------------------
        24,000                     20,070.55 shares of Class B
                                        Non-Voting Common
----------------------------------------------------------------------


WYCB ACQUISITION CORPORATION

----------------------------------------------------------------------
    NUMBER OF SHARES                 NUMBER OF SHARES ISSUED
      AUTHORIZED                            AND CLASS
----------------------------------------------------------------------
        1,000                        100 shares Common Stock
----------------------------------------------------------------------


BROADCAST HOLDINGS, INC.

----------------------------------------------------------------------
    NUMBER OF SHARES                 NUMBER OF SHARES ISSUED
      AUTHORIZED                            AND CLASS
----------------------------------------------------------------------
          1,000                         100 Common Stock
----------------------------------------------------------------------
        500,000                   0 Non-Voting Preferred Stock
----------------------------------------------------------------------

RADIO ONE OF DETROIT, INC.

----------------------------------------------------------------------
    NUMBER OF SHARES                 NUMBER OF SHARES ISSUED
      AUTHORIZED                            AND CLASS
----------------------------------------------------------------------
         1,000                       100 shares Common Stock
----------------------------------------------------------------------


ALLUR - DETROIT, INC.

----------------------------------------------------------------------
    NUMBER OF SHARES                 NUMBER OF SHARES ISSUED
      AUTHORIZED                            AND CLASS
----------------------------------------------------------------------
         1,000                       400 shares Common Stock
----------------------------------------------------------------------
         2,100                    0 Non-Voting Preferred Stock
----------------------------------------------------------------------


ALLUR LICENSES, INC.

----------------------------------------------------------------------
    NUMBER OF SHARES                 NUMBER OF SHARES ISSUED
      AUTHORIZED                            AND CLASS
----------------------------------------------------------------------
        1,000                        100 shares Common Stock
----------------------------------------------------------------------


RADIO ONE OF ATLANTA, INC.

----------------------------------------------------------------------
    NUMBER OF SHARES                 NUMBER OF SHARES ISSUED
      AUTHORIZED                            AND CLASS
----------------------------------------------------------------------
         10,000                  100 shares Class A Common Stock
----------------------------------------------------------------------
          4,670                       0 Class B Common Stock
----------------------------------------------------------------------

ROA LICENSES, INC.

----------------------------------------------------------------------
    NUMBER OF SHARES                 NUMBER OF SHARES ISSUED
      AUTHORIZED                            AND CLASS
----------------------------------------------------------------------
         1,000                       100 shares Common Stock
----------------------------------------------------------------------


DOGWOOD COMMUNICATIONS, INC.

----------------------------------------------------------------------
    NUMBER OF SHARES                 NUMBER OF SHARES ISSUED
      AUTHORIZED                            AND CLASS
----------------------------------------------------------------------
         4,230                  920 shares of Voting Common Stock
----------------------------------------------------------------------
           400                280 shares of Non-Voting Common Stock
----------------------------------------------------------------------


DOGWOOD LICENSES, INC.

----------------------------------------------------------------------
    NUMBER OF SHARES                       NUMBER OF SHARES
      AUTHORIZED                              AUTHORIZED
----------------------------------------------------------------------
         1,000                        100 shares of Common Stock
----------------------------------------------------------------------


RADIO ONE OF AUGUSTA, INC.

----------------------------------------------------------------------
    NUMBER OF SHARES                       NUMBER OF SHARES
      AUTHORIZED                              AUTHORIZED
----------------------------------------------------------------------
        1,000                         100 shares of Common Stock
----------------------------------------------------------------------

DAVIS BROADCASTING OF CHARLOTTE, INC.

----------------------------------------------------------------------
    NUMBER OF SHARES                       NUMBER OF SHARES
      AUTHORIZED                              AUTHORIZED
----------------------------------------------------------------------
         1,000                        280 shares of Common Stock
----------------------------------------------------------------------


RADIO ONE OF NORTH CAROLINA, INC.

----------------------------------------------------------------------
    NUMBER OF SHARES                       NUMBER OF SHARES
      AUTHORIZED                              AUTHORIZED
----------------------------------------------------------------------
         1,000                        100 shares of Common Stock
----------------------------------------------------------------------


RADIO ONE OF BOSTON, INC.

----------------------------------------------------------------------
    NUMBER OF SHARES                       NUMBER OF SHARES
      AUTHORIZED                              AUTHORIZED
----------------------------------------------------------------------
         1,000                        100 shares of Common Stock
----------------------------------------------------------------------